From Academic Research Through Translational Applications To Clinical Diagnostics CONFIDENTIAL Exhibit 99.1 Improving Healthcare Through Revolutionary Genetic Analysis Solutions

Forward-Looking Statements
xcept for historical information, matters set forth in this presentation, including statements regarding Sequenom’s plans, potential, opportunities, financial or other expectations, projections, goals, objectives, milestones, strategies, market growth, timelines, product pipeline, clinical studies, product development, and the potential benefits of its products and products under development, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with Sequenom’s operating performance and financial position, the market demand for and acceptance of Sequenom’s and Sequenom CMM’s products and services, research, development and commercialization of new products, reliance upon the collaborative efforts of others, competition, intellectual property rights, government regulation, obtaining or maintaining regulatory approvals, litigation, and other risks detailed in Sequenom’s SEC filings. These forward-
looking statements are based on current information that is likely to change, speak only as of the date hereof, and Sequenom undertakes no obligation to revise or update such statements.
2 |
Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
E

Large Potential Addressable Target Market
MaterniT21 PLUS is a Leading Prenatal, Noninvasive
Laboratory Developed Test with IP Protection
•
Clinical leader, first mover advantage, large and effective
sales force and commercial infrastructure for growth
Broad Prenatal Diagnostic Testing Services Portfolio
Genetic Analysis Segment Provides Diversified Revenue
Stream
Convertible Note Offering May Fund Sequenom to Cash Flow
Breakeven
Experienced Management Team
Investment Highlights
3 |
Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL

Two operating segments:
•
Genetic Analysis
- Sequenom, Inc.
- Instrument, Reagents, Services for Genetic Analysis
- San Diego, CA and Sales Offices US, EU and Asia
•
Molecular Diagnostics
- Sequenom Center For Molecular Medicine (Sequenom CMM)
- Clinical Diagnostic Service Laboratories
FY  2011         Total revenues up 18% Y/Y to $55.9M
1H  2012         Total revenues up 24% Y/Y to $33.2M**
1H  2012         33,000 total test samples received**
YTD  2012      27,000 MaterniT21 PLUS samples received*
Sequenom, Inc.
*   Sample volumes as of 8/18/12
**  Partial year results are not necessarily indicative of full year or future performance
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
Start-up Phase:
San Diego, CA, & Grand Rapids, MI
Raleigh, NC
Operational:

Genetic Analysis Business
Good penetration of target markets
•
Translational and Basic Research
•
Agricultural Genomics
•
Pharmaceutical and Biotech
Launched MassARRAY Analyzer 4
*
in 2010 with improved margins
Over 1,700 peer reviewed published articles on using Sequenom technology
Active installed base over 330: an important source of new molecular diagnostic opportunities
Expanding menu of research use only (RUO) panel content offering
*   The MassARRAY Analyzer 4 is for Research Use Only. Not for use in diagnostic procedures
**  Partial year results are not necessarily indicative of full year or future performance
(mm)
2009 2010 2011 1H 2012
**
Revenue $  37.8 $  44.9 $  47.6 $  20.3
GM % 63% 67% 72% 73%
Op Income $   6.4 $  12.8 $  15.5 $   2.9
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL

Ophthalmology Dx
Research           Development Launch
Molecular Diagnostics Product Portfolio
RetnaGene Age-related Macular Degeneration (AMD) LDT
Laboratory-Developed Test (LDT) by Sequenom CMM
In Vitro Diagnostic (IVD) by Sequenom, Inc.
*  Sequenom CMM, a wholly owned subsidiary of Sequenom, Inc. operated a CLIA-certified, CAP accredited, molecular diagnostics laboratory that develops and validates its laboratory-developed tests for use solely by Sequenom CMM
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
Fetal-Maternal Dx
SensiGene Cystic Fibrosis Carrier Screening LDT
SensiGene Fetal RHD Genotyping LDT
MaterniT21 PLUS LDT
Trisomy 21 (IVD)

1600
1400
1200
1000
800
600
400
200
0
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35

Sequenom CMM Testing Volume
FY 2011 vs YTD 2012
Samples Per Week of MaterniT21 PLUS
*  Partial year results are not necessarily indicative of full year or future performance
All Laboratory-Developed Tests (LDTs) –
(CF, RHD, AMD, T21+)
MaterniT21
™
PLUS LDT:
7 |
Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
FY 2011: 21,000 total samples billed
1H 2012: 33,000 total samples received*
YTD 2012:     46,000 total samples received* (as of 8/18/12)
FY 2011:
1,000 MaterniT21 PLUS samples received (launch 10/17/11)
YTD 2012:     27,000 MaterniT21 PLUS samples received*
•
•
•
•
•

Sequenom, Inc.
Status of Key Goals Established for 2012
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
Raise additional capital to support expansion of diagnostics business (H1)
Expand European licensing partnerships (Q3)
LifeCodexx launch
Introduction of new RUO panels for MassARRAY platform
(FY2012)
Obtain issuance of Lo random sequencing patent (FY2012)
FDA 510(k) submission for MassARRAY (Q4 2012) (mid-2013)

Status of Key Goals Established for 2012
Sequenom CMM
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
Increase field sales force from 20 to 50+ 75+
(Q1/Q3)
Publication of MaterniT21 PLUS T18/13 clinical study results (Q1)
Complete AMD progression study (AREDS) (Q2)
Increase throughput and reduce COGS for the MaterniT21
PLUS LDT (FY2012)
Invoice a minimum of 25,000 40,000 50,000
MaterniT21
PLUS tests (FY2012)
Reimbursement agreements for MaterniT21 PLUS LDT
with two national payers (FY2012)
Complete build-out of North Carolina laboratory facility (Q4)

Key Driver for Sequenom Growth -- 10 | Improving healthcare through revolutionary genetic analysis solutions CONFIDENTIAL

MaterniT21 ™ PLUS LDT
Description:
A noninvasive laboratory developed test to identify pregnancies at increased risk for fetal trisomies: T21, T18 and T13 reported
Performance:
Detection rate for: T21:
99.1%*
(210/212)
T18:
>99.9%
(59/59)
T13:
91.7%
(11/12)
No result rate 0.9%.  Validated in large scale clinical study**
Accuracy Rate for fetal sex determination:
Market:
Pregnant women at increased risk for fetal aneuploidy
Use:
10 weeks gestation
Test Sample:
2x 10 ml blood draw in doctor’s office
Test Analyte:
Circulating cell-free DNA in a maternal blood sample
Turnaround:
Average ~7 business days (lab operates two shifts 6 days/wk)
**   Palomaki et al. Genet Med. 2011; 13(11): 913-20.
*     Results following  application of GCRM correction to sequencing data.
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
99.4%

Market Leadership Advantage for MaterniT21 PLUS
First to market/innovation (launch Oct 2011)
Most experienced (27,000+ tests run)
Strongest balance sheet ($98.6M cash and investments at 6/30/12)
Largest sales force (~75 field reps nationwide)
Greatest equipment capacity (>200,000 tests/year at 12 plex)
Richest content (T21/18/13/twins/Y)
Shortest turn-around time (7 business days)
Most comprehensive published clinical study (4,664 patients)
Lowest published no-call / no-result rate (0.9%)
Solid IP position (‘540 in U.S. and Europe)
Greatest market penetration (>25% MFMs)
Robust infrastructure (customer service, medical affairs, R&D)
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL

MaterniT21 ™ PLUS LDT Market Opportunities
*  National Center for Health Statistics, National Vital Statistics Reports; www.cdc.gov/nchs
Other High-Risk
~140,000
High-Risk
Age 35-49
~ 610,000
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
Potential Available Market
U.S. 2007 Total Births: ~ 4.3M
*

Market Penetration in High Risk U.S. Market
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
U.S. High Risk Births:  ~750,000
Invasive
Procedures
~200,000
SQNM
Annualized
Run Rate
~70,000

MaterniT21 ™ PLUS LDT:   Precision Proven in Large,
Target Market Validation Studies
1. Palomaki GE,
et al.,
DNA Sequencing of Maternal Plasma to Detect Down Syndrome: An International
Clinical Validation. Genet Med 2011; Nov;13(11):913-920.
2. Palomaki G, et al., DNA Sequencing of Maternal Plasma Reliably Identifies Trisomy 18 and Trisomy 13,
as well as Down syndrome: An International Collaborative
Study.Genet
Med. 2012 Mar;14(3):296-305
3.
Canick JA, et al. DNA sequencing of maternal plasma to identify Down syndrome and other trisomies in multiple gestations. [published online ahead of print May 14, 2012] Prenat Diagn. Dol: 10.1002/pd.3892.
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
WIHRI Large Validation Study
N = 4,664 Patients
T21
Genet Med
1
Nov 2011
T18, T13
Genet Med
2
Mar 2012
Multiples
Prenat Diagn
3
Online May 2012
Mosaics
In preparation
Sex
Chromosomes
In preparation

The Suitability of Ma
Desorption/Ionizatio
Spectrometry in a L
Cystic Fibrosis Car
Genetics in Medicine
DNA sequencing of maternal plasma to
syndrome: An international clinical val
Open
ORIGINAL RESEARCH ARTICLE
Genetics inMedicine
DNA sequencing of maternal plasma reliably identifies trisomy 18 and trisomy 13 as well as Down syndrome: an international collaborative study
Glenn E. Palomaki, PhD, Cosmin Deciu, MS, Edward M. Kloza, MS, Geralyn M. Lambert-Messerlian, PhD, James E. Haddow, MD, Louis M. Neveux, BA, Mathias Ehrich, MD, Dirk van den Boom, PhD, Allan T. Bombard MD, MBA, Wayne W. Grody, MD, PhD, Stanley F. Nelson, MD and Jacob A. Canick, PhD
INTRODUCTION
f a genetic model
of developing
r age-related
n

SEQUENOM

Peer-Reviewed Literature Basis for Sequenom CMM Laboratory-Developed Tests (LDTs) 16 | Improving healthcare through revolutionary genetic analysis solutions CONFIDENTIAL

PLEASE COMPLETE FORM TO AVOID DELAYS
SEQUENOM CMM
MaterniT21 PLUS
PRENATAL TEST REQUISITION FORM
Specimen Collection Date
Patient Information
Billing/Payment Information
Option 1. Patient Insurance Billing Information
Option 2. Other Billing
Clinician Information
Additional Reporting To
Clinical Information (REQUIRED to avoid delay in reporting results)
Increased risk due to (check one or more):
☐ Maternal age
☐ Serum biochemical screening
☐ Ultrasound finding
☐ Personal or family history
Comments:

SEQUENOM CMM
CENTER FOR MOLECULAR MEDICINE

Tel: 877-821-7266 (SCMM)
Option 1: Customer Service, Reorder Supplies, Pre-Authorization
Option 2: Request for Sample Pick-up
Option 3: Billing Support
Option 4: Genetic Counselor Support

Printed: 05/16/2012 5:11 PM

Ordering Provider:	Doe, Jane, MD	Patient:	Sample, Jane
Provider Location:	Grand Rapids	DOB:	09/13/1970
Provider Phone:	555-555-5555	Patient ID:	12345-01234
Date Ordered:	03/28/2012	Specimen:	1035600024
Date Collected:	03/29/2012	Lab Director:	Juan-Sebastian Saldivar, MD
Date Received:	03/30/2012	Test Location:	3595 John Hopkins Court
Order ID:	ORD12345-01234		San Diego, CA 92121-1121

Final Report

MaterniT21 PLUS Lab Report

Test Result

Negative

This specimen showed an expected representation of chromosome 21, 18 and 13 material.
Y chromosomal material was detected in this sample.

Interpretation

These results are consistent with an expected amount of fetal chromosome 21, 18 and 13 material. Y chromosomal material was detected, consistent with a male fetus. Clinical correlation is suggested.

Test Method

Circulating cell-free DNA was purified from the plasma component of anti-coagulated maternal whole blood. It was then converted into a genomic DNA library for the determination of chromosome 21, 18, 13 and Y representation based on massively parallel DNA sequencing.[1]

Performance

The performance characteristics of the MaterniT21 PLUS laboratory-developed test (LDT) have been determined in a clinical validation study with pregnant women at increased risk for fetal chromosomal aneuploidy.[2,3]

Expected Laboratory Performance

Intended Use	Performance		Confidence Interval (95% CI)
Trisomy 21	Sensitivity	99.1%	96.3 – 99.8%
	Specificity	99.9%	99.6 – 99.9%
Trisomy 18	Sensitivity	>99.9%	92.4 – 100.0%
	Specificity	99.6%	99.2 – 99.8%
Trisomy 13	Sensitivity	91.7%	59.7 – 99.6%
	Specificity	99.7%	99.3 – 99.9%
Y chromosome	Accuracy	99.4%	99.0 – 99.6%

About the Test

The MaterniT21 PLUS test analyzes circulating cell-free DNA extracted from a maternal blood sample.[1] The test is indicated for use in pregnant women with increased risk for chromosomal aneuploidy. Samples are also assessed for the presence of Y chromosomal material. However, sex chromosome aneuploidy is not designated by this result.

Additional Perspective

DNA test results do not provide a definitive genetic risk in all individuals. While results of this testing are highly accurate, infrequent errors may be due to unusual DNA sequences in the DNA analyzed or other causes. Based on the methodology and known performance characteristics, multiple gestations are not expected to influence test results.

Disclaimer

This LDT was developed and its performance characteristics determined by Sequenom Center for Molecular Medicine. It has not been cleared or approved by the U.S. Food and Drug Administration (FDA). This test is used for clinical purposes. It should not be regarded as investigational or for research. This laboratory is certified under the Clinical Laboratory Improvement Amendments (CLIA) as qualified to perform high complexity clinical laboratory testing and accredited by the College of American Pathologists (CAP).

These results do not eliminate the possibility that other chromosomal abnormalities may exist in this pregnancy. The health care provider is responsible for the use of this information in the management of their patient.

References

1. Ehrich M, et al. Noninvasive detection of fetal trisomy 21 by sequencing of DNA in maternal blood: a study in a clinical setting. *Am J Obstet Gynecol.* 2011 Mar;204(3):205.e1-11.
2. Palomaki GE, et al. DNA sequencing of maternal plasma to detect Down syndrome: An international clinical validation study. *Genet Med.* 2011 Nov;13(11):913-920.
3. Palomaki GE, et al. DNA sequencing of maternal plasma reliably identifies trisomy 18 and trisomy 13, as well as Down syndrome: An international collaborative study. *Genet Med.* 2012 Mar;14(3):296-305.

XXX MD
Laboratory Director, Sequenom CMM
xx/xx/2012

34-40020R1.0

Sequenom®, CMM®, MaterniT21™, and MaterniT21™ PLUS are trademarks of Sequenom. ©2012 Sequenom Center for Molecular Medicine

MaterniT21™ PLUS Lab Report | Page 1 of 1 | Sample, Jane | Order ID: ORD12345-01234

SEQUENOM®

MaterniT21 ™ PLUS LDT: Ordered by Physician, Reported to Physician 17 | Improving healthcare through revolutionary genetic analysis solutions CONFIDENTIAL

Indication for Testing*

(July 2012)

Maternal age
Personal or family history
Serum biochemical screening
Ultrasound finding

SEQUENOM

MaterniT21
™
PLUS LDT:
CLIA Quality Control & Outcome Metrics > 20,000 Patients
68%
5%
24%
19%
18 |
Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
*  Total equals greater than 100% as certain patients have multiple indications for testing

Samples Tested

(July 2012)

Negative
Positive
2.7%
2.1%
0.4%
0.2%
Normal representation of Trisomy 21, 18 and 13
Increased representation Trisomy 21
Increased representation Trisomy 18
Increased representation Trisomy 13

SEQUENOM

MaterniT21 ™ PLUS LDT: CLIA Laboratory Experience: > 20,000 Patients 19 | Improving healthcare through revolutionary genetic analysis solutions CONFIDENTIAL

Intellectual Property
Pending
Issued
Over 500 issued and allowed patents
More than 330 pending patent applications
Vigorous Enforcement in Progress
Patents
‘540 Lo Patent – U.S.
‘540 Lo Patent – Europe
Other Relevant Prenatal Patents and Applications
‘181 Patent – Random Sequencing (MPSS) U.S.
‘181 Patent – Random Sequencing (MPSS) Europe
20 |
Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
Comprehensive Strategic Patent Portfolio

Blood Draw
Shipping
Plasma processing
DNA extraction
Quality Control
Biochemistry
Purification
Quality Control
Multiplexing
Quality Control
Sequencing
Alignment
Sequence Counts
Quality Control
Classification

SEQUENOM

MaterniT21 ™ PLUS LDT Process:
Focus on COGS Reduction in 2012/2013
Sample Processing - Shipping and Sample Prep Automation
Data Analysis - Enhanced Bioinformatics
Sequencing - Increased Throughput, Faster Run Time
Library Preparation - Automation and Simplification
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL

Logistics/
Shipping
Royalty *
Equipment
Reagents
Lab Overhead
Labor

SEQUENOM

MaterniT21 ™ PLUS LDT Cost of Goods Sold
Expect to reach COGS unit goal of $500-600 by Y/E 2012
* Royalty obligation accrued on revenues recognized
*
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
Increased sample
throughput (plexing)
Flow cell/reagent
enhancement
Sample prep/process
automation
Collection tube
shipment at ambient
temperature
Continuing overhead
absorption with
volume growth
Anticipated
Improvements*

2012 Operational Updates:
27,000 tests accessioned YTD in 2012
Growing orders by Maternal-Fetal Medicine specialists (> 25%)
and the OB/GYN community
Turn-around is now ~7 business days from initial 8-10 days
Expanded prenatal sales force, now totaling ~75 active field sales reps and managers nationwide
Solid market adoption, run rate of ~70,000 tests annually (as of
8/18/12)
Receiving reimbursement as out-of-network laboratory from
large commercial payers
Increased test content and testing capacity
Multiple international testing service agreements in place
23 |
Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL

Cash vs. Accrual Accounting: MaterniT21 ™ PLUS LDT
Test #1
Costs
booked
Test billed
Test #1
Cash
payment
received
Test #2
Costs
booked
Test billed
Test #2
Cash
payment
received
Test #3
Costs
booked
Test billed
Month
Month xx
Accrual
Accounting
Implemented
Solid Test Adoption, Unpredictable Revenue in 2012
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Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
Revenues
Unit Volume

Payer Mix
Hospital Births >Age 35
Self Pay 8%
Medicaid 23%
Private 69%

SEQUENOM®

Reimbursement Environment:
MaterniT21 ™ PLUS LDT
Initial emphasis with Private
Insurers, receiving payment
as out-of-network provider
First signed contract with
MultiPlan in early 2012
Additional regional contracts
in process for 2012
Covered Lives of ~26 million
(7/26/12)
Source: NHDS 2008, Other includes: Other, Other Govt. & Not stated
25 |
Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL

$60
$50
$40
$30
$20
$10
$0
$37.9
$47.5
$55.9
$33.2
2009
2010
2011
1H 2012***
GA
Dx

$160
$140
$120
$100
$80
$60
$40
$20
$0
$42.7
$135.5
$84.2
$98.6
2009
2010
2011
1H 2012***

$80
$70
$60
$50
$40
$30
$20
$10
$0
$60.2
$48.2
$67.0
$48.6
2009
2010
2011
1H 2012***

SEQUENOM

Financial Highlights
($ Millions)
Note: Principal amount of the revolving credit facility is due May 31, 2014.  The term loans mature on May
1, 2015.
* Includes cash & marketable securities. Net proceeds from equity offering in January of 2012 increased cash balances by $58.5M.
** Cash burn includes the net cash used in operations of $48.7M, $42.6M , $51.3 M and $35.7M for 2009, 2010 and 2011, 1H12. 2011/12 cash burn total includes the use of $20M from credit facility.
Revenue
Available Cash
*
Cash Burn
**
26 |
Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL
***  Partial year results are not necessarily indicative of full year or future performance.

Large Potential Addressable Target Market
MaterniT21 PLUS is a Leading Prenatal, Non-Invasive
Laboratory Developed Test with IP Protection
•
Clinical leader, first mover advantage, large and effective
sales force and commercial infrastructure for growth
Broad Prenatal Diagnostic Testing Services Portfolio
Genetic Analysis Segment Provides Diversified Revenue
Stream
Convertible Note Offering May Fund Sequenom to Cash Flow
Breakeven
Experienced Management Team
Investment Highlights
27 |
Improving healthcare through revolutionary genetic analysis solutions
CONFIDENTIAL

Improving healthcare through revolutionary genetic analysis solutions
Contact:
Marcy Graham
Senior Director, Investor Relations
mgraham@sequenom.com
www.sequenom.com
www.scmmlab.com
CONFIDENTIAL
©2012 Sequenom, Inc. All rights reserved. Sequenom®, Sequenom CMM®, MassARRAY®, SensiGene® , MaternitT21™ PLUS and SEQureDx
®
are trademarks of Sequenom, Inc.
All other trademarks are the property of their respective owners. The information herein is for informational purposes only and represents the current view of Sequenom, Inc. as of the date of this presentation. Sequenom cannot guarantee the accuracy of any information provided after the date of this presentation. Sequenom makes no warranties, express, implied or statutory, as to the information in this presentation.